ASSET PURCHASE AGREEMENT

THIS AGREEMENT is made effective this 1st  day of December, 2010.

BETWEEN:

AGNELO FERNANDES, H. No. 272, 3rd Ward, Tapem, Colva, Goa, India;

(the “Vendor”)

OF THE FIRST PART

AND:

LISBOA LEISURE, INC., a company incorporated pursuant to the laws of Nevada with an office located at H 16/B, Adsulim, Benaulim, Goa, India 403716;

(the "Purchaser”)

OF THE SECOND PART

WHEREAS:

A.

The Vendor is the owner of a 100% interest in all the assets, licenses, and permits necessary for the operation of a beach front restaurant, known as the Seaview Beach Shack, located at Colva Beach, Colva, Goa, India (collectively, “the Assets”);

B.

The Vendor has agreed to sell and the Purchaser has agreed to purchase a 10% interest in the Assets upon the following terms and conditions; and

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:

1.

VENDOR'S REPRESENTATIONS

The Vendor represents and warrants to the Purchaser now and at the Closing Date that:

(a)

the Vendor has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal title and beneficial ownership of a 10% undivided interest in and to the Assets to the Purchaser;

(b)

the Vendor has good and marketable title to the Assets, all of which are free and clear of all liens, charges and encumbrances, and all of which Assets are in the possession of or under the control of the Vendor;

(c)

there has been no act of God, damage, destruction, loss, labour disruption or trouble, or other event (whether or not covered by insurance) materially and adversely affecting any of the Assets or the organization, operations, affairs, business, properties, prospects or financial condition or position of the Vendor’s business operations;

(d)

the Vendor holds all permits, licences, registrations and authorizations necessary to own and operate the Assets and carry on its business;

(e)

the Assets constitute all of the rights, assets and properties that are usually and ordinarily used or held for use in connection with or otherwise related to the operation of the Vendor’s business;

(f)

the Vendor has not, directly or indirectly, engaged or entered into any transaction or incurred any liability or obligation which might materially and adversely affect any of the Assets or the organization, operations, affairs, business, properties, prospects or financial condition or position of the Vendor’s business;

(g)

there is no indebtedness of the Vendor to any person which might, by operation of law or otherwise, now or hereafter constitute or be capable of forming an encumbrance upon any of the Assets and there is no indebtedness of any kind whatsoever relating to the business in respect of which the Purchaser may become liable on or after the Closing Date;

(h)

no action, suit, judgment, investigation, inquiry, assessment, reassessment, litigation, determination or administrative or other proceeding or arbitration before or of any court, arbitrator or governmental authority is in process, or pending or threatened, against or relating to the Vendor’s business or any of the Assets and no state of facts exists which could constitute the basis therefor;

(i)

the Vendor’s business complies with all applicable laws, including all environmental, health and safety statutes and regulations;

(j)

there is no written, verbal or implied agreement, option, understanding or commitment or any right or privilege capable of becoming any of the same, for the purchase from the Vendor of its business or any of the Assets;

(k)

none of the Assets is in any respect infringing the right of any person under or in respect of any patent, design, trade mark, trade name, copyright or other industrial or intellectual property; and

(l)

except as disclosed in this Agreement, neither the Vendor nor any of the Shareholders has any information or knowledge of any fact relating to the Vendor’s business, the Assets or any indebtedness of the business or the transactions contemplated hereby which might reasonably be expected to affect, materially and adversely, any of the Assets or the organization, operations, affairs, properties, prospects or financial condition or position of the business.

2.

PURCHASER'S REPRESENTATIONS

The Purchaser represents and warrants to the Vendor now and at closing that:

(a)

the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Nevada, United States of America;

(b)

the Articles and Bylaws of the Purchaser permit its to carry on its present and intended businesses, including the business currently conducted by the Vendor;

(c)

the Purchaser has no knowledge of any:

(i)

actions, suits, investigations or proceedings against the Purchaser which are in progress, pending or threatened;

(ii)

outstanding judgments of any kind against the Purchaser; or

(iii)

occurrences or events which have, or might reasonably be expected to have, a material adverse effect on the Purchaser's intended business.

3.

EFFECT OF REPRESENTATIONS

3.1

The representations and warranties of the Vendor and the Purchaser (the "Parties") set out above form a part of this Agreement and are conditions upon which the Parties have relied in entering into this Agreement and shall survive the acquisition of the Assets by the Purchaser.

3.2

The Parties will indemnify and save each other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by it and contained in this Agreement.

4.

PURCHASE AND SALE OF ASSETS

The Purchaser hereby agrees to purchase from the Vendor and the Vendor hereby agrees to sell to the Purchaser an undivided 10% right, title and interest in and to the Assets in consideration of the Purchaser delivering to the Vendor at Closing 20,000 rupees in a form acceptable to the Vendor.

5.

CLOSING

The sale and purchase of the Assets shall be closed at the address of the Vendor at 10am local time on December 1, 2010 or on such other date or at such other place as may be agreed upon by the parties (the “Closing Date” or “Closing”).

6.

ACTIONS BY THE PARTIES PENDING CLOSING

From and after the date hereof and until the Closing Date, the Vendor and Purchaser covenant and agree that:

(a)

the Purchaser, and its authorized representatives, shall have full access during normal business hours to all documents of the Vendor relating to the Assets and shall have full access to inspect the Assets, and the Vendor shall furnish to the Purchaser or its authorized representatives all information with respect to the Assets as the Purchaser may reasonably request; and

(b)

the Vendor shall not enter into any contract or commitment to purchase or sell any interest in the Assets without the prior written consent of the Purchaser.

7.

CONDITIONS PRECEDENT TO THE VENDOR’S OBLIGATIONS

Each and every obligation of the Vendor to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by the Vendor:

(a)

The representations and warranties made by the Purchaser in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date; and

(b)

The Purchaser shall deliver to the Vendor 20,000 rupees in a form acceptable to the Vendor.

8.

CONDITIONS PRECEDENT TO PURCHASER’S OBLIGATIONS

Each and every obligation of the Purchaser to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by the Purchaser:

(a)

The representations and warranties made by the Vendor in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date; and

(b)

The Vendor shall deliver to the Purchaser a bill of sale evidencing the sale and transfer of title of a 10% undivided interest in the Assets from the Vendor to the Purchaser.

9.

FURTHER ASSURANCES

The parties hereto covenant and agree to do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

10.

ENTIRE AGREEMENT

This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject of this Agreement.

11.

TIME OF ESSENCE

Time shall be of the essence of this Agreement.

12.

TITLES

The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

13.

SEVERABILITY

If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdictions, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.

APPLICABLE LAW

The situs of the Agreement is Carson City, Nevada and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the State of Nevada.  The parties agree to attorn to the jurisdiction of the Courts of the State of Nevada.

15.

ENUREMENT

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

        LISBOA LEISURE, INC.

/s/ Agnelo Fernandes

per: /s/ Maria Fernandes

_______________________________

        _________________________________

Agnelo Fernandes

        Authorized Signatory